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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2005




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


              Virginia                   1-9148                 54-1317776
              --------                   ------                 ----------
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

On May 4, 2005, the Company issued a press release regarding its results for the first quarter ended March 31, 2005. A copy of this release is being furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific references in such a filing.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1. Press Release, dated May 4, 2005, issued by The Brink's Company.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE BRINK'S COMPANY
                                      (Registrant)


Date: May 4, 2005                By:  /s/ Robert T. Ritter
                                      ------------------------------------------
                                      Robert T. Ritter
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT                DESCRIPTION
-------                -----------

99.1            Press Release, dated May 4, 2005, issued by The Brink's Company.